CALVERT INTERNATIONAL EQUITY FUND
Supplement to
Calvert Equity Funds Prospectus (Class I)
dated January 31, 2015
Date of Supplement: March 5, 2015
Removal of Martin Currie, Inc. as Subadvisor
The Calvert World Values Fund, Inc. Board of Directors (the “Board”) has approved, effective on or about March 4, 2015, the removal of Martin Currie, Inc. (“Martin Currie”) as investment subadvisor for Calvert International Equity Fund (the “Fund”). Current investment advisor Calvert Investment Management, Inc. (“Calvert”), which has directly managed a portion of the Fund’s assets since December 2009, will assume responsibility for the day-to-day management of the assets previously managed by Martin Currie. Calvert now has responsibility for the day-to-day management of all Fund assets.
In connection with the aforementioned changes, the Prospectus is hereby amended as follows:
All references to Martin Currie and its portfolio managers are deleted.
Effective April 1, 2015, the “Annual Fund Operating Expenses” table under the section “Fees and Expenses of the Fund” in the Fund Summary for Calvert International Equity Fund on page 17 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.89%
Distribution and service (12b-1) fees	none
Other expenses	0.13%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.04%
Less fee waiver and/or expense reimbursement[1]	(0.07%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.97%
1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.95% through January 31, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Effective April 1, 2015, the table under “Fees and Expenses of the Fund – Example” in the Fund Summary for Calvert International Equity Fund on page 17 of the Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$9,895	$31,795	$56,135	$125,936
The second paragraph under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for Calvert International Equity Fund on page 17 of the Prospectus is revised and restated as follows:
The Fund generally holds stocks of companies from the constituent countries of the MSCI EAFE IMI, but may invest in other countries, including emerging markets stocks. The Fund will invest in at least three different countries. The Advisor focuses on deriving returns from individual stock selection (bottom-up). The Advisor utilizes fundamental insights arrived at through qualitative and quantitative analysis of a broad range of non-U.S. securities to identify stocks expected to provide returns superior to that of the benchmark.
Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for Calvert International Equity Fund on page 18 of the Prospectus, the “Management Risk” disclosure is revised and restated as follows:
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for Calvert International Equity Fund on page 18 of the Prospectus, the “Multi-Manager Risk” disclosure is deleted.
Effective April 1, 2015, the information provided for Calvert International Equity Fund in the section “More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements” on page 40 of the Prospectus is revised and restated as follows:
Calvert has agreed to contractually limit direct net annual fund operating expenses to 0.95% through
January 31, 2017, for Calvert International Equity Fund.